                                                                   Exhibit 99.1
















                  C. JIM STEWART & STEVENSON JOHN DEERE
                  CONSTRUCTION EQUIPMENT DIVISION

                  FINANCIAL STATEMENTS OF NET ASSETS TO BE ACQUIRED AND LIABILITIES TO BE ASSUMED AS OF JANUARY 31, 1997, AND JULY 31, 1997, AND THE STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES FOR THE YEAR ENDED JANUARY 31, 1997, AND THE SIX-MONTH PERIODS ENDED JULY 31, 1997 AND 1996 TOGETHER WITH AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS





To the Management of
Rush Enterprises, Inc.:

We have audited the accompanying statement of net assets to be acquired and liabilities to be assumed of C. Jim Stewart & Stevenson Construction Equipment Division (the Business) as of January 31, 1997, and the related statement of revenues and direct operating expenses for the year ended January 31, 1997. These financial statements are the responsibility of the Business's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, the accompanying financial statements were prepared for the purpose of complying with Rule 3-05 of Regulation S-X of the Securities and Exchange Commission and are not intended to be a complete presentation of assets and liabilities and results of operations on a stand-alone basis of the Business.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets to be acquired and liabilities to be assumed of the Business as of January 31, 1997, and the revenues and direct operating expenses for the year ended January 31, 1997, as described in Note 2, in conformity with generally accepted accounting principles.


                                                            ARTHUR ANDERSEN LLP

San Antonio, Texas
August 22, 1997

           C. JIM STEWART & STEVENSON CONSTRUCTION EQUIPMENT DIVISION


                    STATEMENTS OF NET ASSETS TO BE ACQUIRED

                         AND LIABILITIES TO BE ASSUMED


                                                                             January 31,        July 31,
                                                                                1997              1997
                                                                             -----------       -----------
                                                                                               (Unaudited)
INVENTORIES                                                                  $20,406,413       $21,645,374
                                                                             -----------       -----------

PROPERTY AND EQUIPMENT, net                                                    3,951,677         3,954,309
                                                                             -----------       -----------

VACATION AND SICK PAY ACCRUED LIABILITIES                                        (39,178)          (39,178)
                                                                             -----------       -----------

          Total net assets to be acquired and liabilities to be assumed      $24,318,912       $25,560,505
                                                                             ===========       ===========



        The accompanying notes are an integral part of these statements.

           C. JIM STEWART & STEVENSON CONSTRUCTION EQUIPMENT DIVISION


              STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

                    FOR THE YEAR ENDED JANUARY 31, 1997, AND

               THE SIX MONTH PERIODS ENDED JULY 31, 1996 AND 1997



                                                                         July 31
                                             January 31,       ---------------------------
                                                1997              1996             1997
                                             -----------       -----------     -----------
                                                               (Unaudited)     (Unaudited)
REVENUES:
   New and used equipment sales              $15,917,934       $ 8,323,335     $13,902,238
   Parts and service                           5,023,088         2,686,136       2,652,990
   Rental                                      4,004,351         2,025,560       2,298,924
                                             -----------       -----------     -----------

           Total revenues                     24,945,373        13,035,031      18,854,152

DIRECT OPERATING EXPENSES:
   Cost of products sold                      20,365,505        10,575,275      14,883,673
   Selling, general and administrative         5,155,981         2,221,702       2,955,607
   Depreciation and amortization                 178,953            70,622         103,990
                                             -----------       -----------     -----------

DIRECT OPERATING PROFIT (LOSS)               $  (755,066)      $   167,432     $   910,882
                                             ===========       ===========     ===========



       The accompanying notes are an integral part of these statements.

           C. JIM STEWART & STEVENSON CONSTRUCTION EQUIPMENT DIVISION


                         NOTES TO FINANCIAL STATEMENTS

                                JANUARY 31, 1997



1.   ORGANIZATION AND OPERATIONS:

The construction equipment division of C. Jim Stewart & Stevenson (the Business), is a division of Stewart & Stevenson Services, Inc. (a Texas corporation).

The Business markets, construction, utility and forestry equipment, components, replacement parts and other material supplied by independent manufacturers in southeast Texas, and provides in-shop and on-site repair services for such products. The Business maintains a distribution agreement with John Deere Industrial Equipment Company that requires the Business to purchase and stock the products and repair parts covered by the agreement for resale to end users, original equipment manufacturers or independent dealers. This agreement also requires the Business to provide after-sale services.

2.   SIGNIFICANT ACCOUNTING POLICIES:

Basis of Presentation

On October 6, 1997, Rush Enterprises, Inc. (Rush), and Rush Equipment Centers of Texas, Inc. and C. Jim Stewart & Stevenson, Inc. and Stewart & Stevenson Realty Corporation, defined collectively as,(CJS&S), entered into an Asset Purchase Agreement (the Agreement) whereby Rush agreed to purchase from CJS&S certain assets and assume certain liabilities of the Business.

The accompanying statements of net assets to be acquired and liabilities to be assumed presents, as of January 31, 1997 and July 31, 1997, the assets and liabilities of the Business acquired by Rush pursuant to the Agreement. The acquired net assets consist primarily of inventory, land, buildings and the assumption of vacation and sick pay accruals. The Business's customer accounts and customer account contracts were also acquired by Rush. However, accounts receivable from the customer accounts and any assets or liabilities related to the customer account contracts as of October 6, 1997, were retained by CJS&S. In addition, cash, prepaid assets, income tax benefits and liabilities, accrued expenses (other than vacation and sick pay accruals) and certain other assets and liabilities related to the Business were retained by CJS&S and are not included herein. The statements of revenue and direct operating expenses represent those revenues and expenses that are specifically identifiable to the Business and do not include certain expenses as described in Note 4.

As a result, the accompanying financial statements are not intended to be a complete presentation of the Business's assets and liabilities and results of operations had it been operated as a stand-alone entity (see Note 4). Rather, these financial statements were prepared for the purpose of complying with Rule 3-05 of Regulation S-X of the Securities and Exchange Commission.

The financial statements for the six months ended July 31, 1996 and 1997, have been prepared by the Business, without audit, pursuant to Accounting Principles Board (APB) Opinion No. 28, "Interim Financial Reporting." Certain information and footnote disclosures normally included in the financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to APB Opinion No. 28; nevertheless, management of the Business believes that the disclosures herein are adequate to prevent the information presented from being misleading. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the revenues and direct operating expenses for the six months ended July 31, 1996 and 1997, have been included herein.

Inventories

Inventories are stated at the lower of cost or market value. Cost is determined by specific identification for new and used equipment inventory and by utilizing the last-in, first-out method for parts and accessories.

Accounts Receivable, Net

Even though accounts receivable were not acquired by Rush as part of the Agreement, the Business had net accounts receivable, of $3,527,807 and $5,342,388 at January 31, 1997, and July 31, 1997, respectively.

Property and Equipment

Property and equipment are being depreciated over their estimated useful lives. Leasehold improvements are amortized over the useful life of the improvement, or the term of the lease, whichever is shorter. Both the straight-line and double declining-balance methods of depreciation are used. The cost, accumulated depreciation and amortization and estimated useful lives are summarized as follows:

                                               January 31,     Estimated
                                                  1997        Life (Years)
                                               -----------    ------------
Land                                           $ 1,632,192         --
Buildings                                        2,268,000         30
Leasehold improvements                              93,692       10 - 15
Machinery and equipment                            522,029        3 - 4
Furniture and fixtures                             275,802          4
Autos and trucks                                   315,108        3 - 4
Intangibles, software                               21,396          5
Accumulated depreciation and amortization       (1,176,542)
                                               -----------
                                               $ 3,951,677
                                               ===========

Floor Plan Liabilities

Even though not assumed by Rush as part of the Agreement, the Business had floor plan liabilities of $3,888,414 and $6,811,746 at January 31, 1997, and July 31, 1997, respectively.

Floor plan liabilities are financing agreements to facilitate the Business's purchase of new and used equipment. These liabilities are collateralized by the inventory purchased and accounts receivable arising from the sale thereof. The Business's floor plan notes have interest rates at prime plus a percentage rate as determined by the finance provider, as defined in the related finance agreement. The amounts borrowed under these agreements are due when the related inventory (collateral) is sold and the sales proceeds are collected by the Business. These lines are discretionary and may be modified, suspended or terminated at the election of the lender, at any time.

Revenue Recognition Policies

Income on the sale of equipment is recognized when the seller and customer execute a purchase contract and there are no significant uncertainties related to financing or delivery. Rental income is recognized over the period of the related rental agreement. Parts and services revenue is earned at the time the Company sells the parts to its customers, or at the time the Company completes the service work order related to service provided to the customer's vehicle.

3.   INVENTORIES:

The Company's inventories consisted of the following as of January 31, 1997:



New equipment                $ 5,667,597
Used equipment                 1,272,381
Rental equipment              11,826,141
Parts and accessories          1,640,294
                             -----------

                  Total      $20,406,413
                             ===========


Pursuant to the Agreement, most of the new equipment inventory, excluding all rental equipment, as of the date of the acquisition was repurchased by John Deere Industrial Equipment Company and resold to Rush.

4.   DIRECT OPERATING EXPENSES:

The direct operating expenses of the Business include costs associated with the sale of equipment and direct customer support to produce revenues. Certain corporate Selling, general and administrative expenses, employee benefit costs, interest expense and provision for income taxes incurred by CJS&S on behalf of and to support the Business have not been included in these financial statements since these costs have historically been included in CJS&S's consolidated statement of operations and have not been allocated to the various CJS&S businesses. Accordingly, as also indicated in Note 1, the accompanying financial statements are not intended to be a complete presentation of the Business's assets and liabilities and results of operations had it been operated as a stand-alone entity.

5.   CERTAIN CASH FLOW INFORMATION:

Certain cash flow information related to the operations of the Business is provided below:


                                                                    July 31
                                             January 31,   -------------------------
                                                 1997         1996          1997
                                             -----------   -----------   -----------
                                                           (Unaudited)   (Unaudited)
Operating activities-
  Direct operating profit (loss)             $  (755,066)  $   167,432   $   910,882
  Depreciation and amortization                  178,953        70,622       103,990
  Bad debt expense                               256,001        56,336        63,000
  Changes in accounts receivable                (149,902)     (242,350)   (1,877,581)
  Change in inventory                           (831,885)    1,670,080    (1,238,961)
  Change in floor plan liabilities              (668,001)   (1,161,139)    2,923,332
                                             -----------   -----------   -----------

   Net cash flows from operating activities  $(1,969,900)  $   560,981   $   884,662
                                             ===========   ===========   ===========

Investing activities-
   Purchases of property and equipment       $  (296,476)  $   (85,341)  $  (126,280)
                                             ===========   ===========   ===========